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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 12, 2004


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF JULY 1, 2004, PROVIDING FOR THE ISSUANCE OF
                             CHEC LOAN TRUST 2004-1
                    ASSET-BACKED CERTIFICATES, SERIES 2004-1)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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           DELAWARE                  333-111379                 06-1442101
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(State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation)                    File Number)        Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                 06830
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700


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                                       -2-

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On July 29, 2004, a single series of certificates, entitled CHEC Loan Trust 2004-1, Asset-Backed Certificates, Series 2004-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of July 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Centex Home Equity Company, LLC as servicer (the "Servicer") and JPMorgan Chase Bank as trustee (the "Trustee"). The Certificates consist of eighteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class B-1 Certificates", "Class B-2 Certificates", "Class C Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate Stated Principal Balance of $300,114,000 as of July 1, 2004 (the "Cut-off Date"). The Mortgage Loans were assigned pursuant to the Assignment and Recognition Agreement, dated July 29, 2004, among Greenwich Capital Financial Products, Inc. (the "Seller"), the Depositor and Centex Home Equity Company, LLC (the "Assignment and Recognition Agreement"). The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7, Class M-8 and Class M-9 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. and WaMu Capital Corp. (the "Underwriters"), pursuant to an Underwriting Agreement, dated July 26, 2004 (the "Underwriting Agreement") among the Depositor and the Underwriters.


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                                       -3-

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                         Initial Certificate
    Class                 Principal Balance                 Pass-Through Rate
------------------ -------------------------------- ----------------------------
     A-1                     $ 80,000,000                       Variable
     A-2                     $140,000,000                       Variable
     A-3                     $ 32,157,000                       Variable
     M-1                     $ 9,746,000                        Variable
     M-2           $         8,818,000.00                       Variable
     M-3           $         5,569,000.00                       Variable
     M-4                     $ 4,796,000                        Variable
     M-5           $         4,486,000.00                       Variable
     M-6                     $ 4,486,000                        Variable
     M-7           $         3,713,000.00                       Variable
     M-8           $         3,249,000.00                       Variable
     M-9                     $ 3,094,000                        Variable
      C            $         3,093,702.00                          N/A
     B-1            $        3,094,000.00                       Variable
     B-2           $         3,094,000.00                       Variable
      P                        $100.00                             N/A
      R                          100%                              N/A
     R-X                         100%                              N/A
................... ................................ ............................

                  The Certificates, other than the Class C Certificates, the Class P Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class R Certificates and the Class R-X Certiticates, and the Mortgage Loans are more particularly described in the Prospectus, dated April 23, 2004 and the Prospectus Supplement, dated July 26, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates, the Class R Certificates, the Class R-X Certificates, the Class B-1 Certificates and the Class B-2 Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.


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                                       -4-


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits



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                                       -5-

 Exhibit No.                                  Description
 -----------                                  -----------
      4.1 Pooling and Servicing Agreement, dated as of July 1, 2004, by and among Financial Asset Securities Corp. as Depositor, Centex Home Equity Company, LLC as servicer and
                   JPMorgan Chase Bank as Trustee, relating to the Series 2004-1 Certificates.


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 12, 2004


                                       FINANCIAL ASSET SECURITIES
                                       CORP.


                                       By: /s/ Frank Skibo
                                           -----------------------------
                                       Name:   Frank Skibo
                                       Title:  Senior Vice President



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                                       -7-

                                INDEX TO EXHIBITS




                                                                    Sequentially
Exhibit No.                             Description                Numbered Page
-----------                             -----------                -------------
    4.1       Pooling and Servicing Agreement, dated as of July 1,     7
              2004, by and among Financial Asset Securities Corp.
              as Depositor, Centex Home Equity Company, LLC as servicer and JPMorgan Chase Bank as Trustee, relating to the Series 2004-1 Certificates.




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                                   Exhibit 4.1